                                                                  EXHIBIT 10.7.3

                             ASSIGNMENT OF MORTGAGE

                           ST. JOSEPH COUNTY, MICHIGAN

                  KNOW ALL MEN BY THESE PRESENTS, that as of the 16th day of September, 2003, pursuant to this ASSIGNMENT OF MORTGAGE (this "Assignment"), BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent ("Assignor"), in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as successor to Assignor as Administrative Agent ("Assignee"), does hereby assign, transfer, sell, convey and set over unto Assignee, its successors and assigns, all without recourse, warranty or representation, all and any of its right, title and interest in and to that certain mortgage granted by DAY INTERNATIONAL, INC., a Delaware corporation having an address at c/o Day International Group, Inc., 130 West Second Street, Dayton, Ohio 45402 ("Mortgagor") in favor of Assignor (the "Mortgage"), such Mortgage being more particularly described in Exhibit A attached hereto and by this reference incorporated herein covering the property described in Exhibit B, together with any interest Assignor may have as mortgagee in the indebtedness described and secured by such instrument and the money due or to become due thereunder with interest. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  TO HAVE AND TO HOLD the same unto the said Assignee and its successors and assigns forever.

                  IT IS FURTHER AGREED that the Mortgage is hereby amended as follows:

                  1. The Mortgage is amended so that it will secure, among other things, an increase in the principal amount of the Indebtedness so that the maximum amount of Indebtedness which is secured by the Mortgage is $155,000,000.00 (ONE HUNDRED FIFTY FIVE MILLION DOLLARS AND 00/100).

                  2. The Mortgage is amended by deleting the reference in the opening paragraph to "BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent (in such capacity, "Mortgagee")" and substituting the following therefore: "LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as Administrative Agent (in such capacity, "Mortgagee")".

                  3. The Mortgage is amended by deleting the reference in the opening paragraph to "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")." and substituting the following therefore:

                  "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Mortgagee, the Lenders, and the Borrower, as further amended and restated pursuant to the Second Amended and Restated Senior Secured Credit Agreement dated as of September 16, 2003 among Lehman Brothers Inc. and Banc One Capital Markets, Inc. (successors in interest to SG Cowen Securities Corporation), as Joint Lead Arrangers, Bank One, NA, as Syndication Agent, National City Bank, as Documentation Agent, Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")."

                  4. Notwithstanding paragraph one herein, pursuant to subsection 10.1 of the Credit Agreement, upon the prior written request of the Borrower to the Administrative Agent, and without the written consent of the Required Lenders or the Lenders, the Indebtedness which is secured by the Mortgage may be increased by an amount not to exceed $32,000,000.00 (THIRTY TWO MILLION DOLLARS AND 00/100) and the Mortgage shall automatically secure such increased Indebtedness without the necessity of an amendment thereto.

                  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  Assignor executes this Assignment solely with respect to the assignment provisions and not the amendment provisions hereof.

              [The rest of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have caused these presents to be signed on the day and year first above written.

                                             MORTGAGOR:

Signed, sealed and                           DAY INTERNATIONAL, INC.,
delivered in the                             a Delaware corporation
presence of

/s/ William Bach                             By: /s/ Thomas J. Koenig
---------------------------                      ----------------------------
Witness Name:                                    Name:  Thomas J. Koenig
                                                 Title: VP & CFO

                                             Attest:

/s/ Gregory A. Hoffbauer                     By: /s/ S. F. Skerl
---------------------------                      ---------------------------
Witness Name:                                    Name:  S. F. Skerl
                                                 Title: Treasurer

                                             ASSIGNEE:

Signed, sealed and                           LEHMAN COMMERCIAL PAPER INC.,
delivered in the                             as successor Administrative Agent
presence of

/s/ Ritam R. Bhalla                          By: /s/ G. Andrew Keith
-----------------------------                    ---------------------------
Witness Name: Ritam R. Bhalla                    Name:  G. Andrew Keith
                                                 Title: Authorized Signatory

                                             Attest:

/s/ Helen Hwang                              By: /s/ Nelvadia Hatcher
---------------------------                      ---------------------------
Witness Name: Helen Hwang                        Name:  Nelvadia Hatcher
                                                 Title: Notary Public

                                             ASSIGNOR:

Signed, sealed and                           BANK ONE, NA
delivered in the                             as Administrative Agent
presence of

/s/ Angie Winterbotham                       By: /s/ Joey D. Williams
---------------------------                      --------------------------
Witness Name:                                    Name:  Joey D. Williams
                                                 Title: VP

                                             Attest:

/s/ Patricia J. Blommel                      By: /s/ Michael A. Powe
---------------------------                      --------------------------
Witness Name:                                    Name:  Michael A. Powe
                                                 Title: FVP

                                 ACKNOWLEDGEMENT

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                             ___________________________________
                                             (signature and office of individual
                                             taking acknowledgement)

                                             _________________________
                                             Name:
                                             Notary Public

[NOTARY SEAL]                                ___________County,_______

                                             My Commission Expires: _______

                                 ACKNOWLEDGEMENT

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )


                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                             ___________________________________
                                             (signature and office of individual
                                             taking acknowledgement)

                                             _________________________
                                             Name:
                                             Notary Public

[NOTARY SEAL]                                ___________County,_______

                                             My Commission Expires: _______

                                 ACKNOWLEDGEMENT

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )


                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             ___________________________________
                                             (signature and office of individual
                                             taking acknowledgement)

                                             _________________________
                                             Name:
                                             Notary Public

[NOTARY SEAL]                                ___________County,_______

                                             My Commission Expires: _______

DRAFTED BY AND WHEN RECORDED RETURN TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
ATTN: Lisa Gordon, Esq.

                                    EXHIBIT A

                                    Mortgage

         Mortgage executed by DAY INTERNATIONAL, INC., a Delaware corporation, as Mortgagor, and SOCIETE GENERALE, as mortgagee, dated January 16, 1998 and recorded on January 27, 1998 in Liber 820, Page 776 of the records of St. Joseph County, Michigan, as amended by that First Amendment to Mortgage executed by Mortgagor and SOCIETE GENERALE, as mortgagee, dated as of October 19, 1999 and recorded on November 16, 1999 in Liber 915, Page 167, as further amended by that Second Amendment to Mortgage executed by Mortgagor and Mortgagee, dated as of June 29, 2001 and recorded on September 10, 2001 in Liber 1008, Page 127 of the records of St. Joseph County, Michigan.

                                    EXHIBIT B

                                Legal Description

Land in the City of Three Rivers, St. Joseph County, Michigan, described as follows:

All that part of the Southeast 1/4 of Section 13, Town 6 South, Range 12 West, City of Three Rivers, St. Joseph County, Michigan, described as follows:

Commencing at the Southeast corner of said Section 13 and running thence South 88 degrees 42 minutes West, along the Section line, 1290 feet to the West line of Day Road, a/k/a Day Drive, which is the point of beginning of this description; thence North 00 degrees 51 minutes West, along said West line of Day Road, a/k/a Day Drive, 932.60 feet to the Southerly right of way of Highway M-60, thence Southwesterly, along said Highway right of way, along a 785.51 foot radius curve to the left, an are distance of 686.61 feet, (said curve being subtended by a chord which bears South 52 degrees 45 minutes 11 seconds West
664.96 feet); thence South 67 degrees 36 minutes 00 seconds East 120.00 feet; thence North 88 degrees 42 minutes 00 seconds East 243.59 feet; thence South 00 degrees 07 minutes East, along the East line of the pilasters on the existing building wall and its extension, 103.93 feet; thence North 89 degrees 56 minutes 25 seconds East 45.79 feet; thence South 00 degrees 10 minutes 00 seconds East, along the West side of an existing concrete block building and its extensions,
389.18 feet; thence North 88 degrees 42 minutes 00 seconds East, along the South line of said Section 13, a distance of 142.49 feet to the point of beginning.

ALSO an easement to travel, in common with others, over a strip of land 40 feet in width, directly East of adjacent and parallel to, the East side of the above subject property, connecting Millard Street on the South with M-60 on the North, as recorded in Liber 319 on page 1295.

ALSO: All that part of the East 1/2 of the Northeast 1/4 of Section 24, Town 6 South, Range 12 West, City of Three Rivers, St. Joseph County, Michigan, described as follows:

Commencing at the Northeast corner of said Section 24 and running thence South 89 degrees 48 minutes West along the North line of said Section, 1,122 feet to the point of beginning of this description; the boundary runs thence South 00 degrees 57 minutes 40 seconds West, parallel with the East line of said Section 660 feet; thence South 89 degrees 48 minutes West 186.90 feet; thence North 00 degrees 57 minutes East 330 feet; thence North 89 degrees 48 minutes East 132 feet; thence North 00 degrees 57 minutes East 330 feet; thence North 89 degrees 48 minutes East, along the Section line 55.11 feet to the point of beginning.

ALSO: Easements, in common with others, for travel and utilities as recorded in Liber 260, page 502, Liber 575, page 657, and as assigned in Liber 612, page 608, Liber 575, page 662, and as assigned in Liber 612, page 605, Liber 575, page 667, and as assigned in Liber 612, page 602, Liber 603, page 961 and being assigned in Liber 612 on page 599.